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                                                                    EXHIBIT 10.9

                          Form of Cash Award Agreement




                                          ____________, 2003



Employee Name
Address
City, State


Dear [Employee]:

         As you know, human capital is critical to a financial services business, and the success of Piper Jaffray Companies (the "Company") is dependent upon our ability to retain highly skilled and motivated employees, like you, who embody our Guiding Principles. In order to better retain you, and to better provide you with fair and equitable treatment in connection with the Distribution (as defined in EXHIBIT A), we are providing you with this letter (the "Cash Award Letter"). The Cash Award Letter will become effective on the later of the Distribution Date (as defined in EXHIBIT A) or the date the Compensation Committee of the Board of Directors of the Company (the "Committee") approves the Cash Award Letter. In the event that the Distribution Date does not occur or the Committee does not approve the Cash Award Letter, the Cash Award Letter shall be null and void and of no further force and effect. Capitalized terms not otherwise defined in this Cash Award Letter are defined in EXHIBIT A to this Cash Award Letter.

          This Cash Award Letter provides you with a financial incentive to remain working for the Company after the Distribution Date in the form of a cash bonus in the amount set forth on SCHEDULE A (the "Cash Award"), which shall be payable to you as follows: (i) 50% of the Cash Award shall be paid to you on a date determined by the Committee but in no event later than 120 days after the Distribution Date (such date, the "Initial Payment Date") and (ii) the remaining 50% of the Cash Award shall be paid in four equal installments on each of the first four anniversaries of the Initial Payment Date (the Initial Payment Date and each such anniversary, a "Payment Date"), subject to your continued employment with the Company (or one of its subsidiaries) through each applicable Payment Date.

         Notwithstanding the foregoing, in the event that your employment is terminated (1) by reason of your death or Disability or (2) by the Company without Cause during the 24-month period following a Change in Control, the Company will continue to pay to you (or your beneficiaries, as applicable) the Cash Award on each applicable Payment Date in accordance with the schedule set forth in the immediately preceding paragraph, notwithstanding the prior termination of your employment with the Company (or one of its subsidiaries). In addition, notwithstanding the foregoing, in the event that you are eligible for Retirement, the Company will pay to you the Cash Award on each applicable Payment Date in accordance with the schedule set forth in the immediately preceding paragraph, regardless of whether you remain employed with the Company (or one of its subsidiaries) on each applicable Payment Date. All payments of the Cash Award shall be made without interest or earnings credit thereon.

                                       1

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         You hereby acknowledge that (i) for purposes of any stock option or other equity based compensation award of U.S. Bancorp or its subsidiaries held by you as of immediately prior to the Distribution, the Distribution shall constitute a termination of your employment with U.S. Bancorp and its subsidiaries and affiliates and, (ii) with respect to any such options and awards that, pursuant to their terms, terminate within 90 days of a termination of your employment, you shall have no further rights whatsoever after the expiration of the 90 day period following the Distribution. U.S. Bancorp shall be an intended third party beneficiary to this Cash Award Letter.

         This Cash Award Letter shall be binding upon any successor of the Company, or its businesses (whether direct or indirect, by purchase, merger, consolidation, sale of assets or otherwise), in the same manner and to the same extent that we would be obligated under this Cash Award Letter if no succession had taken place.

         This Cash Award Letter shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its conflict of law rules. All payments and benefits hereunder are subject to withholding for applicable income and payroll taxes or otherwise as required by law.

         We look forward to a very promising future for Piper Jaffray as a stand-alone entity. In order to be eligible to receive the Cash Award, it is important that you sign this Cash Award Letter and return it to Pamela Clayton, Managing Director, Human Resources at 800 Nicollet Mall, Minneapolis, Minnesota 55402-7020 no later than __________.

                                     Very truly yours,


                                     Andrew S. Duff

Acknowledged and Agreed:


----------------------


                                       2

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                                   SCHEDULE A


Cash Award.  [                   ]
----------

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                                    EXHIBIT A


"Cause" shall mean (i) your willful and continued failure to perform substantially your duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Company that specifically identifies the manner in which the Company believes that you have not substantially performed your duties, (ii) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company or (iii) your conviction of, or plea of NOLO CONTENDERE to, a felony.

"Change in Control" shall mean a Change in Control within the meaning of Section 7(b) of the Company's 2003 Long-Term Incentive Plan that occurs after the Distribution Date.

"Disability" shall have the meaning set forth in an Individual Agreement. If you are not party to an Individual Agreement, "Disability" shall have the meaning set forth in the Company's long-term disability plan as in effect after the Distribution Date.

"Distribution" shall have the meaning set forth in the Separation and Distribution Agreement.

"Distribution Date" shall have the meaning set forth in the Separation and Distribution Agreement.

"Individual Agreement" means any individual employment agreement between the Company or any of its subsidiaries and you as in effect after the Distribution Date.

"Retirement" means the date that you attain age 50 and have accrued 10 years of service with the Company (including, for this purpose, any service with U.S. Bancorp).

"Separation and Distribution Agreement" means the Separation and Distribution Agreement by and between U.S. Bancorp and the Company dated as of [ ], included as Exhibit [ ] to Amendment [5] of the Company's Registration Statement on Form 10 filed with the SEC.

                          Form of Cash Award Agreement




                                          ____________, 2003



Employee Name
Address
City, State


Dear [Employee]:

         As you know, human capital is critical to a financial services business, and the success of Piper Jaffray Companies (the "Company") is dependent upon our ability to retain highly skilled and motivated employees, like you, who embody our Guiding Principles. In order to better retain you, in connection with the Distribution (as defined in EXHIBIT A), we are providing you with this letter (the "Cash Award Letter"). The Cash Award Letter will become effective on the later of the Distribution Date (as defined in EXHIBIT A) or the date the Compensation Committee of the Board of Directors of the Company (the "Committee") approves the Cash Award Letter. In the event that the Distribution Date does not occur or the Committee does not approve the Cash Award Letter, the Cash Award Letter shall be null and void and of no further force and effect. Capitalized terms not otherwise defined in this Cash Award Letter are defined in EXHIBIT A to this Cash Award Letter.

          This Cash Award Letter provides you with a financial incentive to remain working for the Company after the Distribution Date in the form of a cash bonus in the amount set forth on SCHEDULE A (the "Cash Award"), which shall be payable to you on a date determined by the Committee but in no event later than 120 days after the Distribution Date (such date, the "Payment Date"), subject to your continued employment with the Company (or one of its subsidiaries) through the Payment Date.

         Notwithstanding the foregoing, in the event that your employment is terminated (1) by reason of your death or Disability or (2) by the Company without Cause following a Change in Control, the Company will pay to you (or your beneficiaries, as applicable) the Cash Award on the Payment Date, notwithstanding the prior termination of your employment with the Company (or one of its subsidiaries). In addition, notwithstanding the foregoing, in the event that you are eligible for Retirement, the Company will pay to you the Cash Award on the Payment Date, regardless of whether you remain employed with the Company (or one of its subsidiaries) on the Payment Date. All payments of the Cash Award shall be made without interest or earnings credit thereon.

         You hereby acknowledge that (i) for purposes of any stock option or other equity based compensation award of U.S. Bancorp or its subsidiaries held by you as of immediately prior to the Distribution, the Distribution shall constitute a termination of your employment with U.S. Bancorp and its subsidiaries and affiliates and, (ii) with respect to any such options and awards that, pursuant to their terms, terminate within 90 days of a termination of your employment, you shall have no further rights whatsoever after the expiration of the 90 day period following the Distribution. U.S. Bancorp shall be an intended third party beneficiary to this Cash Award Letter.

         This Cash Award Letter shall be binding upon any successor of the Company, or its businesses (whether direct or indirect, by purchase, merger, consolidation, sale of assets or otherwise), in the same manner and to the same extent that we would be obligated under this Cash Award Letter if no succession had taken place.

         This Cash Award Letter shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its conflict of law rules. All payments and benefits hereunder are subject to withholding for applicable income and payroll taxes or otherwise as required by law.

         We look forward to a very promising future for Piper Jaffray as a stand-alone entity. In order to be eligible to receive the Cash Award, it is important that you sign this Cash Award Letter and return it to Pamela Clayton, Managing Director, Human Resources at 800 Nicollet Mall, Minneapolis, Minnesota 55402-7020 no later than __________.

                                Very truly yours,


                                Andrew S. Duff


Acknowledged and Agreed:


----------------------

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                                   SCHEDULE A


Cash Award.  [                   ]
----------

                                    EXHIBIT A


"Cause" shall mean (i) your willful and continued failure to perform substantially your duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Company that specifically identifies the manner in which the Company believes that you have not substantially performed your duties, (ii) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company or (iii) your conviction of, or plea of NOLO CONTENDERE to, a felony.


"Change in Control" shall mean a Change in Control within the meaning of Section 7(b) of the Company's 2003 Long-Term Incentive Plan that occurs after the Distribution Date.


"Disability" shall have the meaning set forth in an Individual Agreement. If you are not party to an Individual Agreement, "Disability" shall have the meaning set forth in the Company's long-term disability plan as in effect after the Distribution Date.


"Distribution" shall have the meaning set forth in the Separation and Distribution Agreement.


"Distribution Date" shall have the meaning set forth in the Separation and Distribution Agreement.


"Individual Agreement" means any individual employment agreement between the Company or any of its subsidiaries and you as in effect after the Distribution Date.


"Retirement" means the date that you attain age 50 and have accrued 10 years of service with the Company (including, for this purpose, any service with U.S. Bancorp).


"Separation and Distribution Agreement" means the Separation and Distribution Agreement by and between U.S. Bancorp and the Company dated as of [ ], included as Exhibit [ ] to Amendment [5] of the Company's Registration Statement on
Form 10 filed with the SEC.

                          Form of Cash Award Agreement




                                           ____________, 2003



Employee Name
Address
City, State


Dear [Employee]:

         As you know, human capital is critical to a financial services business, and the success of Piper Jaffray Companies (the "Company") is dependent upon our ability to retain highly skilled and motivated employees, like you, who embody our Guiding Principles. In order to better retain you, in connection with the Distribution (as defined in EXHIBIT A), we are providing you with this letter (the "Cash Award Letter"). The Cash Award Letter will become effective on the later of the Distribution Date (as defined in EXHIBIT A) or the date the Compensation Committee of the Board of Directors of the Company (the "Committee") approves the Cash Award Letter. In the event that the Distribution Date does not occur or the Committee does not approve the Cash Award Letter, the Cash Award Letter shall be null and void and of no further force and effect. Capitalized terms not otherwise defined in this Cash Award Letter are defined in EXHIBIT A to this Cash Award Letter.

          This Cash Award Letter provides you with a financial incentive to remain working for the Company after the Distribution Date in the form of a cash bonus in the amount set forth on SCHEDULE A (the "Cash Award"), which shall be payable to you as follows: (i) 25% of the Cash Award shall be paid to you on a date determined by the Committee but in no event later than 120 days after the Distribution Date (such date, the "Initial Payment Date") and (ii) the remaining 75% of the Cash Award shall be paid in three equal installments on each of the first three anniversaries of the Initial Payment Date (the Initial Payment Date and each such anniversary, a "Payment Date"), subject to your continued employment with the Company (or one of its subsidiaries) through each applicable Payment Date.

         Notwithstanding the foregoing, in the event that your employment is terminated (1) by reason of your death or Disability or (2) by the Company without Cause during the 24-month period following a Change in Control, the Company will continue to pay to you (or your beneficiaries, as applicable) the Cash Award on each applicable Payment Date in accordance with the schedule set forth in the immediately preceding paragraph, notwithstanding the prior termination of your employment with the Company (or one of its subsidiaries). In addition, notwithstanding the foregoing, in the event that you are eligible for Retirement, the Company will pay to you the Cash Award on each applicable Payment Date in accordance with the schedule set forth in the immediately preceding paragraph, regardless of whether you remain employed with the Company (or one of its subsidiaries) on each applicable Payment Date. All payments of the Cash Award shall be made without interest or earnings credit thereon.

         You hereby acknowledge that (i) for purposes of any stock option or other equity based compensation award of U.S. Bancorp or its subsidiaries held by you as of immediately prior to the Distribution, the Distribution shall constitute a termination of your employment with U.S. Bancorp and its subsidiaries and affiliates and, (ii) with respect to any such options and awards that, pursuant to their terms, terminate within 90 days of a termination of your employment, you shall have no further rights whatsoever after the expiration of the 90 day period following the Distribution. U.S. Bancorp shall be an intended third party beneficiary to this Cash Award Letter.

         This Cash Award Letter shall be binding upon any successor of the Company, or its businesses (whether direct or indirect, by purchase, merger, consolidation, sale of assets or otherwise), in the same manner and to the same extent that we would be obligated under this Cash Award Letter if no succession had taken place.

         This Cash Award Letter shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its conflict of law rules. All payments and benefits hereunder are subject to withholding for applicable income and payroll taxes or otherwise as required by law.

         We look forward to a very promising future for Piper Jaffray as a stand-alone entity. In order to be eligible to receive the Cash Award, it is important that you sign this Cash Award Letter and return it to Pamela Clayton, Managing Director, Human Resources at 800 Nicollet Mall, Minneapolis, Minnesota 55402-7020 no later than__________.


                                Very truly yours,


                                Andrew S. Duff

Acknowledged and Agreed:


----------------------

                                   SCHEDULE A


Cash Award.  [                   ]
----------

                                    EXHIBIT A



"Cause" shall mean (i) your willful and continued failure to perform substantially your duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Company that specifically identifies the manner in which the Company believes that you have not substantially performed your duties, (ii) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company or (iii) your conviction of, or plea of NOLO CONTENDERE to, a felony.

"Change in Control" shall mean a Change in Control within the meaning of Section 7(b) of the Company's 2003 Long-Term Incentive Plan that occurs after the Distribution Date.

"Disability" shall have the meaning set forth in an Individual Agreement. If you are not party to an Individual Agreement, "Disability" shall have the meaning set forth in the Company's long-term disability plan as in effect after the Distribution Date.

"Distribution" shall have the meaning set forth in the Separation and Distribution Agreement.

"Distribution Date" shall have the meaning set forth in the Separation and Distribution Agreement.

"Individual Agreement" means any individual employment agreement between the Company or any of its subsidiaries and you as in effect after the Distribution Date.

"Retirement" means the date that you attain age 50 and have accrued 10 years of service with the Company (including, for this purpose, any service with U.S. Bancorp).

"Separation and Distribution Agreement" means the Separation and Distribution Agreement by and between U.S. Bancorp and the Company dated as of [ ], included as Exhibit [ ] to Amendment [5] of the Company's Registration Statement on Form 10 filed with the SEC.